UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   March 29, 2011

Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10205 Westheimer Road, Houston, Texas 112 Avenue Kleber, Paris, France	77042 75784
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 354-6100

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure
Dresser-Rand Group Inc. (“Dresser-Rand” or the “Company”) (NYSE: DRC), a global supplier of rotating equipment and aftermarket parts and services, previously announced , that Vincent R. Volpe Jr., President and Chief Executive Officer, will present at Howard Weil’s 39th Annual Energy Conference at The Roosevelt New Orleans Hotel, 123 Baronne Street, on Wednesday, March 30, 2011.   The Company's presentation is scheduled to begin at 3:05 p.m. CDT (4:05 p.m. EDT).

There will be no webcast of the presentation.  Presentation slides will be posted on the Dresser-Rand’s web site at www.dresser-rand.com at the close of the market on Tuesday, March 29, 2011.

All information in the presentation slide deck is furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

Exhibit No.	Description
99.1	Presentation slide deck for Howard Weil’s 39th Annual Energy Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

By: /s/ Mark E. Baldwin
Name: Mark E. Baldwin
Title: Executive Vice President and Chief Financial Officer

Date: March 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation slide deck for Howard Weil’s 39th Annual Energy Conference